UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): May 6, 2013

PROPHASE LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-21617 (Commission File Number)	23-2577138 (I.R.S. Employer Identification No.)

621 Shady Retreat Road Doylestown, PA	18901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Stockholder Ratification of Amendment to Amended and Restated 2010 Equity Compensation Plan

At the Annual Meeting of Stockholders of ProPhase Labs, Inc. (the “Company”) held on May 6, 2013 (the “Annual Meeting”), the Company’s stockholders ratified an amendment to the Company’s Amended and Restated 2010 Equity Compensation Plan (the “AR 2010 Plan”) to increase the number of shares issuable thereunder by seven hundred thousand (700,000) shares.

The AR 2010 Plan provides for the grant of common stock and options to employees, officers, consultants and advisors of the Company and its affiliates. The aggregate number of shares of common stock that may be issued under all awards made under the AR 2010 Plan is equal to 1,600,000 shares plus up to 900,000 shares that are authorized for issuance but unissued under the Company’s 1997 Stock Option Plan (the “1997 Plan”) which expired on December 2, 2007. As of May 6, 2013, the Company has rolled into and issued under the AR 2010 Plan 900,000 shares of authorized but unissued shares from the 1997 Plan. After taking into consideration roll-over shares from the 1997 Plan and issuances under the AR 2010 Plan through May 7, 2013, there are 700,159 shares issuable under the AR 2010 Plan. The AR 2010 Plan is administered by the Compensation Committee of the Board of Directors. The 2010 AR Plan will expire in March 2017, but any such awards granted prior to such termination date may extend beyond such date.

For a more detailed description of the material features of the AR 2010 Plan, please refer to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2013 in connection with the Company’s 2013 Annual Meeting (the “2013 Proxy Statement”) under the caption “Proposal 3 — Ratification of the Amendment to the Amended and Restated 2010 Equity Compensation Plan,” which description is incorporated herein by reference. The above description of the AR 2010 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of such plan, which was attached as Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2011 in connection with the Company’s 2011 Annual Meeting and is incorporated by reference herein. The information contained in Item 5.07 of this Report regarding the ratification of the amendment to the AR 2010 Plan is incorporated herein by reference.

Stockholder Ratification of Amendment to 2010 Directors’ Equity Compensation Plan

At the Annual Meeting, the Company’s stockholders also ratified an amendment to the Company’s 2010 Directors’ Equity Compensation Plan (the “Directors’ Plan”) to increase the number of shares issuable thereunder from 250,000 shares to 425,000 shares.

The Directors’ Plan provides for the grant of options and restricted stock awards to non-employee directors of the Company. The aggregate number of shares of common stock that may be issued under all awards made under the Directors’ Plan is 425,000 shares. As of May 7, 2013, there are 192,764 shares issuable under the Directors’ Plan. The Directors’ Plan is administered by the Compensation Committee of the Board of Directors. The 2010 Directors’ Plan will expire in March 2020, but any award granted prior to such termination date may extend beyond such date.

For a more detailed description of the material features of the Directors’ Plan, please refer to the Company’s 2013 Proxy Statement under the caption “Proposal 4 — Ratification of the Amendment to the 2010 Directors’ Equity Compensation Plan,” which description is incorporated herein by reference. The above description of the Directors’ Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of such plan, which was attached as Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2010 in connection with the Company’s 2010 Annual Meeting and is incorporated by reference herein. The information contained in Item 5.07 of this Report regarding the ratification of the amendment to the Directors’ Plan is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, six proposals were submitted to the stockholders of the Company. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 3, 2013. The final results for the votes regarding each proposal are set forth below.

1. Stockholders elected six directors to the Company’s Board of Directors to hold office for the ensuing year until the next annual meeting of stockholders and until their successors are elected and qualified. The votes regarding the election of the six nominees were as follows:

	For	Withheld	Abstained	Broker Non-Votes
Ted Karkus	7,204,734	2,555,296	0	3,615,204
Mark Burnett	7,204,864	2,555,166	0	3,615,204
Mark Frank	7,205,564	2,554,466	0	3,615,204
Louis Gleckel, MD	7,199,620	2,560,410	0	3,615,204
Mark Leventhal	7,204,814	2,555,216	0	3,615,204
James McCubbin	7,205,314	2,554,716	0	3,615,204

2. Stockholders ratified the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
10,723,559	2,408,299	243,376	0

3. Stockholders ratified the amendment to the AR 2010 Plan. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
7,074,253	2,660,714	25,063	3,615,204

4. Stockholders ratified the amendment to the Directors’ Plan. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
7,065,368	2,680,017	14,645	3,615,204

5. Stockholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
7,112,753	2,624,614	22,663	3,615,204

6. Stockholders recommended, in an advisory and non-binding vote, a triennial advisory and non-binding vote on the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
1,077,026	78,944	6,288,249	2,315,811	3,615,204

Consistent with the preference expressed by a majority of the Company’s stockholders that voted in the say on pay frequency vote (proposal no. 6), the Board of Directors determined that the Company will hold a say on pay vote every three calendar years until the next say on pay frequency vote, which will occur no later than the Company’s annual meeting of stockholders in 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Amended and Restated 2010 Equity Compensation Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2011)
10.2	Amendment to Amended and Restated 2010 Equity Compensation Plan, dated May 6, 2013*
10.3	Form of Option Award Agreement under the Amended and Restated 2010 Equity Compensation Plan (incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 10, 2010)
10.4	Form of Stock Award Agreement under the Amended and Restated 2010 Equity Compensation Plan (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 25, 2011)
10.5	Directors’ 2010 Equity Compensation Plan (incorporated by reference to Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2010)
10.6	Amendment to Directors’ 2010 Equity Compensation Plan, dated May 6, 2010 (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 10, 2010)
10.7	Amendment to Directors’ 2010 Equity Compensation Plan, dated May 6, 2013*
10.8	Form of Option Award Agreement under the Directors’ 2010 Equity Compensation Plan (incorporated by reference to Exhibit 10.5 to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 10, 2010)
10.9	Form of Stock Award Agreement under the Amended and Restated 2010 Equity Compensation Plan (incorporated by reference to Exhibit 10.6 to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 10, 2010)

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* Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Robert V. Cuddihy, Jr.
Robert V. Cuddihy, Jr.
Chief Operating Officer and
Chief Financial Officer

Date: May 9, 2013